UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2009

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

The Audit Committee of the Board of Directors (the “Audit Committee)” of National HealthCare Corporation (the Company) conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2009.  The Audit Committee invited several firms to participate in this process, including BDO Seidman, LLP (“BDO”), the Company’s independent registered public accounting firm since 2004.

As a result of this process and following careful deliberation, on May 18, 2009, the Audit Committee approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2009 and dismissed BDO from that role on May 18, 2009.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through May 18, 2009, there were (1) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of BDO’s letter dated May 21, 2009 is attached as Exhibit 16.1 hereto.

(b)

The Company and EY executed an audit engagement letter on May 21, 2009 and, therefore, EY was engaged as the Company’s independent registered public accounting firm on May 21, 2009.  In deciding to engage EY, the Audit Committee reviewed auditor independence and existing relationships with EY and concluded that EY has no relationship with the Company that would impair its independence.  During the years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through May 21, 2009, neither the Company nor anyone acting on its behalf has consulted with EY on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter dated May 21, 2009 of BDO Seidman, LLP to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

May 21, 2009

NATIONAL HEALTHCARE CORPORATION

By:  /s/ Donald K. Daniel

Name: Donald K. Daniel

Title:   Senior VP/Controller

            Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter dated May 21, 2009 of BDO Seidman, LLP to the SEC